CERTIFICATION
(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Annual Report on Form 20-F for the fiscal year ended June 30, 2025 of Harmony Gold
Mining Company Limited (the “Company”) as filed with the U.S. Securities and Exchange Commission (the
“Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Boipelo Lekubo, Financial Director of the Company,
certify, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 31, 2025
By: /s/ Boipelo Lekubo
Boipelo Lekubo
Financial Director
A signed original of this written statement required by Section 906 has been provided and will be retained by the
Company and furnished to the Commission or its staff upon request.